Articles of Incorporation, as amended, of the Company
                             (PURSUANT TO NRS 78)             Filing fee:
                                STATE OF NEVADA               Receipt #:
                               Secretary of State
(For filing office use)                                 (For filing office use)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT:      Read instructions on reverse side before completing this form.
                TYPE OR PRINT (BLACK INK ONLY)
1.   NAME OF CORPORATION:  Grant Reserve Corporation
                         -------------------------------------------------------
2.   RESIDENT AGENT:(designated resident agent and his STREET ADDRESS in Nevada
     where process may be served)                      --------------

     Name of Resident Agent: THE CORPORATION TRUST COMPANY OF NEVADA
                            ----------------------------------------------------
     Street Address:   One East First Street                Reno, NV     89501
                    ------------------------------------------------------------
                       Street No             Street Name      City       Zip

3.   SHARES: (number of shares the corporation is authorized to issue)
     SEE ATTACHMENT REGARDING SHARES
     Number of shares with par value:____________ Par value:______________ Number of shares without par value:____________
4.   GOVERNING BOARD: shall be styled as (check one): x  Directors    Trustees
                                                     ---          ----
     The FIRST BOARD OF DIRECTORS shall consist of  4  members and the names
                                                   ---
     and addresses are as follows (attach additional pages if necessary):

     See attached Appendix
     -------------------------------------      --------------------------------
     Name                                       Address           City/State/Zip


     -------------------------------------      --------------------------------
     Name                                       Address           City/State/Zip
5.   PURPOSE (optional-see reverse side): The purpose of the corporation shall be:
        ------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached
     ----------------.

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized) (Attach additional pages if there are more than two incorporators.)

     Laura Garcia                             Hiedi Liesch
     -------------------------------------    ----------------------------------
     Name (print)                             Name (print)

     CT Corporation System,                   CT Corporation System,
     1675 Broadway, Suite 1200,               1675 Broadway, Suite 1200,
     Denver, Colorado 80202                   Denver, Colorado 80202
     -------------------------------------    ----------------------------------
     Address                City/State/Zip    Address           City/State/Zip

     -------------------------------------    ----------------------------------
     Signature                                Signature

     State of Colorado County of Denver       State of Colorado County of Denver
              --------           ------                --------           ------

     This instrument was acknowledged         This instrument was acknowledged
     before me on December 23, 1997, by       before me on December 23, 1997, by
                  -----------    --                        -----------    --
     Laura Garcia                             Hiedi Liesch
     -------------------------------------    ----------------------------------
               Name of Person                            Name of Person
     as incorporator                          as incorporator
     of Grant Reserve Corporation             of Grant Reserve Corporation
     -------------------------------------    ----------------------------------
     (name of party on behalf of whom         (name of party on behalf of whom
     instrument was executed)                 instrument was executed)
     -------------------------------------    ----------------------------------
          Notary Public Signature                   Notary Public Signature

     Virginia Omstead                         Virginia Omstead
         (affix notary stamp or seal)             (affix notary stamp or seal)

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

     The Corporation Trust Company of Nevada hereby accept appointment as
     ---------------------------------------
     Resident Agent for the above named corporation.

     The Corporation Trust Company of Nevada By:
     -------------------------------------------------   -----------------------
     Signature of Resident Agent  (Assistant Secretary)                    Date

                     ATTACHMENT TO ARTICLES OF INCORPORATION

                            GRANT RESERVE CORPORATION



This Attachment sets forth the authorized shares of stock of the corporation:
----------------------------------------------------------------------------

     The total number of shares of capital stock that the Corporation shall be authorized to issue is Two Hundred Million (200,000,000) which is divided into two (2) classes as follows: (a) One Hundred Million (100,000,000) shares of common stock, with a par value per share of one-tenth of a cent ($.001) ("Common Stock"), and (b) One Hundrfed Million (100,000,000) shares of preferred stock, with a par value per share of one-tenth of a cent ($.001) ("Preferred Stock"). In accordance with NRS 78, 195, authority is vested in the Board of Directors to divide the Preferred Stock into series and to prescribe the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each such series.

                  SIXTY DAY OF OFFICERS, DIRECTORS AND AGENT OF
                                                                     FILE NUMBER
                            Grant Reserve Corporation

A Nevada      CORPORATION.    FOR THE FILING PERIOD 12/23/97        TO 12/23/98


The Corporation's duly appointed Resident Agent in charge FOR OFFICE USE ONLY of said principal once in the State of Nevada upon whom FILED (DATE)_________
process can be served is:                                  _____________________
The Corporation Trust Company of Nevada                    _____________________
One East First Street                                      _____________________
Reno, Nevada 89501                                         _____________________
                                                  RETURN ALL COPIES OF THIS FORM

We want to help you get your business with our office completed in the fastest, most efficient manner. TO AVOID DELAYS, RETURNS AND LATE CHARGES, PLEASE BE SURE YOU HAVE:

1. Names and mailing addresses for all officers and directors. A President, Secretary, Treasurer and Directors must be named.
2.   An officer's signature at the bottom of this form.
3. Returned ALL COPIES of this form with the $85.00 filing fee. A $15.00 penalty must be added if this form isn't filed within 60 days from the date of incorporation.
4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope.
5. If you have changed the resident agent or principal place of business, please contact our office for the proper forms to make the change before filling this 60 day list.

                                                              SECRETARY OF STATE
                                                                 Capitol Complex
                                                           Carson City, NV 89710

          FILING FEE: $85.00         LATE PENALTY: $15.00
          -----------------------------------------------
     THIS FORM MUST BE FILED 60 DAYS FROM THE DATE OF INCORPORATION
     --------------------------------------------------------------

NAME                                        TITLE(S)
     William R. Wilson                               PRESIDENT

P.O. BOX          STREET ADDRESS          CITY              ST            ZIP
                  410 17th Street,        Denver            CO            80202

NAME                                        TITLE(S)
     Arnold T. Kondrat                               SECRETARY

P.O. BOX          STREET ADDRESS          CITY              ST            ZIP
                  181 University          Ontario                         M5H3M7

NAME                                        TITLE(S)
     Arnold T. Kondrat                               TREASURER

P.O. BOX          STREET ADDRESS          CITY              ST            ZIP
                  181 University          Toronto,                        M5H3M7

NAME                                        TITLE(S)
     see attached rider                              DIRECTOR

P.O. BOX          STREET ADDRESS          CITY              ST            ZIP


NAME                                        TITLE(S)
                                                     DIRECTOR

P.O. BOX          STREET ADDRESS          CITY              ST            ZIP


NAME                                        TITLE(S)
                                                     DIRECTOR

P.O. BOX          STREET ADDRESS          CITY              ST            ZIP

                               Appendix to Nevada
                 Sixty Day List of Officers, Directors and Agent



                            Grant Reserve Corporation

--------------------------------------------------------------------------------

List of Directors of Grant Reserve Corporation

1.   Lloyd Joseph Bardswich
     PO Box 156
     Virginia City, Montana 59755

2.   William R. Wilson
     410 17th Street, Suite 1375
     Denver, Colorado 80202

3.   Rodney D. Knutson
     1625 Broadway, Suite 1600
     Denver, Colorado 80202

4.   Arnold T. Kondrat
     181 University Avenue, Suite 2110
     Ontario, Canada M5H3M7

      INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF
                                                                     FILE NUMBER

The Corporation's duly appointed Resident Agent in the      FOR OFFICE USE ONLY
State of Nevada upon whomprocess can be served is:          FILED (DATE)

THE CORPORATION TRUST CO. OF NEV.
ONE EAST 1ST STREET
RENO, NEVADA 89501
/ / IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.
PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING
THIS FORM.
1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2.   If there are additional directors attach a list of them in this form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form.
4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capitol Complex, Carson City, NV 89710, (702) 687-5105

              FILING FEE: $85.00              LATE PENALTY: $15.00
              ----------------------------------------------------

NAME                           TITLE(S)
     William R. Wilson             PRESIDENT

P.O. BOX         STREET ADDRESS              CITY            ST        ZIP
                 410 17th St., Ste. 1375     Denver          CO        80202

NAME                           TITLE(S)
     Arnold T. Kondrat             SECRETARY

P.O. BOX        STREET ADDRESS               CITY            ST        ZIP
                181 Univ. Ave., Ste. 2110    Ontario         CAN       M5H  3M7

NAME                           TITLE(S)
     Arnold T. Kondrat            TREASURER

P.O. BOX        STREET ADDRESS               CITY            ST        ZIP
                the same as above

NAME                           TITLE(S)
     See Attached Rider           DIRECTOR

P.O. BOX        STREET ADDRESS               CITY            ST        ZIP


NAME                          TITLE(S)
                                  DIRECTOR

P.O. BOX        STREET ADDRESS               CITY            ST       ZIP


NAME                          TITLE(S)
                                 DIRECTOR

P.O. BOX        STREET ADDRESS               CITY            ST      ZIP

      INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF
                                                                     FILE NUMBER

          Grant Reserve Corporation                 12/29/97           C29331-97
------------------------------------------   --------------------      ---------
           (Name of Corporation)             (Incorporation Date)

A    Nevada      CORPORATION     FOR THE FILING PERIOD   12/97  TO   12/98
 ---------------                                       --------     -------

The Corporation's duly appointed Resident Agent          FOR OFFICE USE ONLY
in the State of Nevada upon whom process                 FILED (DATE)
can be served is:

The Corporation Trust Company Of Nevada
One East First Street
Reno, Nevada 89501
PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.
1. Print or type names and addresses, either residence or business, for all officers and directors. A president secretary, treasurer and at least one director must be named.
2.   Have an officer sign the form, FORM WILL BE RETURNED IF UNSIGNED.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite 3, Carson City, NV 89701-4786, (702) 687-5203

         FILING FEE: $85.00              LATE PENALTY: $15.00
         ----------------------------------------------------
             THIS FORM MUST BE FILED BY THE 1ST DAY OF THE 2ND MONTH
             -------------------------------------------------------
                          FOLLOWING INCORPORATION DATE
                          ----------------------------

NAME                            TITLE(S)
     William R. Wilson             PRESIDENT

P.O. BOX   STREET ADDRESS                    CITY              ST        ZIP
           410 17th Street, Suite 1375       Denver            CO        80202

NAME                            TITLE(S)
     Arnold T. Kondrat             SECRETARY

P.O. BOX   STREET ADDRESS                    CITY              ST        ZIP
           181 University Avenue, Suite 2110 Toronto, Ontario  Canada    M5H 3M7

NAME                            TITLE(S)
     Arnold T. Kondrat             TREASURER

P.O. BOX   STREET ADDRESS                    CITY              ST        ZIP
           181 University Avenue, Suite 2110 Toronto, Ontario  Canada    M5H 3M7

NAME                            TITLE(S)
     William R. Wilson             DIRECTOR

P.O. BOX   STREET ADDRESS                    CITY              ST        ZIP
           410 17th Street, Suite 1375       Denver            CO        80202

NAME                            TITLE(S)
     Arnold T. Kondrat             DIRECTOR

P.O. BOX   STREET ADDRESS                    CITY              ST        ZIP
           181 University Avenue, Suite 2110 Toronto, Ontario  Canada    M5H 3M7

NAME                            TITLE(S)
     Rodney D. Knutson             DIRECTOR

P.O. BOX   STREET ADDRESS                    CITY              ST        ZIP
           1625 Broadway, Suite 1600         Denver            CO        80202

I hereby certify this initial list. (See attachment for additional director.)


X   Signature of officer(s) Rodney D. Knutson       Title(s) Director       Date

                                  ATTACHMENT TO
            INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF
                            GRANT RESERVE CORPORATION


Name                      Title
Lloyd Joseph Bardswich    DIRECTOR

P.O. BOX                  STREET ADDRESS     City            ST           ZIP
P.O. Box 156                                 Virginia City   Montana      59755

                                                                January 30, 1998


                            Grant Reserve Corporation


         The name of the custodian of the stock ledger or duplicate stock ledger of this corporation is William R. Wilson-President and the president and complete post office address where such stock ledger or duplicate stock ledger is kept is 410 17th Street, Suite 1375, Denver, State of Colorado.

         The statement is made pursuant to Section 78.105 of the Nevada Revised Statutes, as amended, and is to be kept in the registered office of this corporation in the State of Nevada in lieu of keeping at said office a stock ledger or duplicate stock ledger.


                                             /s/ Rodney D. Knutson
                                             ---------------------------------
                                                 Director

Filed
The Office of the
Secretary of State of
the State of Nevada
Filed December 29, 1998
Dean Heller            STATE OF NEVADA                   Telephone 702.687.5203
Secretary of State     OFFICE OF THE SECRETARY           Fax 702.687.3471
                       OF STATE                          Web site HTTP://SOS.
                       101 N. CARSON ST. STE 3             STATE.NV.US
                       CARSON CITY, NEVADA 89701-4786    Filing Fee: $75.00


              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Profit Nevada Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                              -Remit in Duplicate-


1.   Name of corporation: Grant Reserve Corporation
                         -------------------------------------------------------
--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available): To change to Corporation's name to Infocast Corporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
     ________________.*  11,802,100 of 11,802,200 votes

4.   Signatures:

     /s/ William R. Wilson                        /s/ Rodney D. Knutson
     ---------------------------------            ------------------------------
     President or Vice President                  Secretary or Asst. Secretary
     (acknowledgement required)                   (acknowledgement not required)

     State of:  Colorado

     County of: Denver
     This instrument was acknowledged before me on
     December 23,  1998, by
     William R. Wilson (Name of Person)
     as President                                      [Notary]
     as designated to sign this certificate
     of Kathryn P. Tasset
        (name on behalf of whom instrument was
         executed)

     ---------------------------------------------
               Notary Public Signature

     *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

     IMPORTANT:  Failure to include any of the above  information  and remit the proper fees may cause this filing to be rejected.

          ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF

                                                                     FILE NUMBER

                            GRANT RESERVE CORPORATION


FOR THE PERIOD DEC 1998 TO 1999.  DUE BY DEC 31, 1998.      FOR OFFICE USE ONLY
The Corporation's duly appointed Resident Agent in          FILED (DATE)
the State of Nevada upon whom process can be served is:     Filed Dec. 29, 1998
                                                            Dean Heller
                                                            Secretary of State

THE CORPORATION TRUST COMPANY OF NEVADA
ONE EAST FIRST STREET
RENO, NEVADA 89501

/ /  IF THE ABOVE  INFORMATION IS INCORRECT,
     PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT
     AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING
THIS FORM.
1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2.   If there are  additional  directors  attach a list of them in this  form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form. 4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

          FILING FEE: $85.00              LATE PENALTY: $15.00
          ----------------------------------------------------

NAME                     TITLE(S)
WILLIAM R. WILSON             PRESIDENT

P.O. BOX          STREET ADDRESS                    CITY         ST       ZIP
                  410 17TH ST., STE. 1375           DENVER       CO       80202

NAME                     TITLE(S)
RODNEY D. KNUTSON            SECRETARY

P.O. BOX         STREET ADDRESS                     CITY         ST       ZIP
                 1625 BROADWAY, STE. 1600           DENVER       CO       80202

NAME                     TITLE(S)
ARNOLD T. KONDRAT           TREASURER

P.O. BOX        STREET ADDRESS                      CITY         ST       ZIP
                181 UNIVERSITY AVE., STE. 211       TORONTO OT   CN       N5H3M

NAME                     TITLE(S)
                            DIRECTOR

P.O. BOX        STREET ADDRESS                      CITY         ST       ZIP

NAME                     TITLE(S)
                            DIRECTOR

P.O. BOX        STREET ADDRESS                      CITY         ST       ZIP

I hereby certify this annual list.

/s/ William R. Wilson
X Signature of officer            Title(s)              Date       December 21,
                                                                   1998